Exhibit 10.1

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

February 17, 2009 (the “Letter Effective Date”)

Adrian Rawcliffe

Senior Vice President, Worldwide Business Development and R&D Finance

SmithKline Beecham Corporation,

d/b/a GlaxoSmithKline

709 Swedeland Road

UW2328

King of Prussia, PA 19406

Re:	Release Letter for XL184 and Remaining Development Candidates

Dear Ad,

This letter agreement (this “Letter”) is intended to set forth the mutual understandings of Exelixis, Inc., a Delaware corporation (“Exelixis”) and SmithKline Beecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline (“GSK”), regarding the ability of Exelixis to further develop and commercialize: (i) The Development Candidate known as XL184, and its Included Compounds; and (ii) the Development Candidates known as XL228, XL281, XL418, XL820 and XL844 (the “Remaining Development Candidates”), and their Included Compounds, in light of GSK’s decision not to select either XL184 or any of the Remaining Development Candidates under the Product Development and Commercialization Agreement dated as of October 28, 2002, by and between Exelixis and GSK, as amended on January 10, 2005 and on June 13, 2008 (such agreement, as amended, collectively, the “PDCA”).

Any capitalized terms used in this Letter that are not otherwise defined herein shall have the meanings given to them in: (i) the PDCA; (ii) the Loan and Security Agreement dated as of October 28, 2002, and as amended by and between the Parties on December 5, 2002, September 20, 2004, January 10, 2005, and July 10, 2008 (such agreement, as amended, collectively, the “LSA”); and (iii) the Patent Security Agreement and Mortgage dated as of October 28, 2002, and as amended by and between the Parties on January 10, 2005 (such agreement, as amended, collectively, the “PSA”). Concurrently with the execution and delivery of this Letter, the PSA is being amended and restated in its entirety in the form attached hereto as Exhibit A (the “Amended and Restated PSA”).

Accordingly, the Parties agree as follows:

•

GSK has not exercised its Development Election for the Development Candidate known as XL184 (and its Included Compounds) within the First Option Period under Section 4.3.1(b) of the PDCA. Accordingly, XL184 is now a Refused Candidate. GSK agrees that its ability to select XL184 under Sections 4.3.1(d), 4.3.2(b) and 4.4 of the PDCA is exhausted because the Development Term has expired without extension. Therefore, GSK’s rights to XL184 (and its Included Compounds) hereby revert to Exelixis. Exelixis is free to develop or commercialize products incorporating XL184, any Included Compound relating to XL184, and/or formulations, mixtures or compositions incorporating any of the foregoing, in each case either directly or indirectly (e.g., with a third party collaborator or sublicensee), and GSK shall have no further rights or obligations with respect to XL184 (and its Included Compounds), except for GSK’s right to receive the royalty payments set forth in Section 6.4.1 of the PDCA for products incorporating XL184, its Included Compounds, and/or formulations, mixtures or compositions incorporating any of the foregoing.

•	Section 3 of the LSA is hereby amended and restated in its entirety to read as follows:

“3.1 Grant of Security Interest. To secure the payment and performance by Exelixis of the Obligations to GSK, Exelixis and, to the extent applicable, its Affiliates hereby pledge, set over, assign, deliver and grant a first and only priority security interest to GSK in all of Exelixis’ and, to the extent applicable, its Affiliates’ right, title and interest in the following assets, wherever located and whether now existing or hereafter created and whether now owned or hereafter acquired, of every description, tangible and intangible (the “Collateral”);

3.1.1 Development Patents. The patent applications listed in Schedule 3.1.1, including, without limitation, all Proceeds thereof (such as, by way of example, license royalties and Proceeds of infringement suits), the right to sue for past, present and future infringements thereof, all rights corresponding thereto throughout the world and all reissues, divisionals, continuations, renewals, extensions and continuations in part thereof, all patents resulting from the patent applications listed in Schedule 3.1.1, and all other patent applications and patents, however and whenever arising, to the extent such patent applications and patents are directly related to the composition of matter or method of use of the (a) compounds specifically claimed in such patent applications or patents, including the Development Candidates known as XL228, XL281, XL418, XL820, XL844, and XL880, and their Included Compounds; and (b) formulations, mixtures or compositions incorporating the foregoing compounds described in clause (a) above being developed by or for Exelixis pursuant to the Development Agreement (collectively and individually deemed general intangibles of Exelixis and referred to as the “Patents”);

3.1.2 Other Intellectual Property. All other intellectual property including, but not limited to, know-how, licenses, copyrights and trade secrets that arise out of the Development Program that is solely related to the composition of matter or method of use of the (a) compounds specifically claimed in the Patents listed in Schedule 3.1.1, including the Development Candidates known as XL228, XL281, XL418, XL820, XL844, and XL880, and their Included Compounds; and (b) formulations, mixtures or compositions incorporating the foregoing compounds described in clause (a) above being developed by or for Exelixis pursuant to the Development Agreement (collectively and individually deemed general intangibles of Exelixis and with the Patents referred to as the “Intellectual Property”);

3.1.3 Deposit Account. That certain deposit account with a mutually agreed upon bank or financial institution, initially SVB Securities, more particularly described on Schedule 3.1.3 (the “Deposit Account”) maintained by Exelixis into which the proceeds of the Advances, including without limitation investment property, shall be deposited and, subject to Section 9.5, maintained,

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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with all dividends and distributions, whether payable in cash, securities or other investment property accruing on the balance therein, all of which are described and governed by the Control Agreement;

3.1.4 Development Candidate Inventory. All compounds constituting materials, bulk drug supplies, clinical supplies, and formulations of the compounds specifically claimed in the Patents listed in Schedule 3.1.1, including the Development Candidates known as XL228, XL281, XL418, XL820, XL844, and XL880, and any derivative materials produced therefrom of Exelixis (collectively and individually deemed inventory of Exelixis and referred to as the “Development Candidate Inventory”);

3.1.5 Capital Equipment. All capital equipment (currently defined as equipment with a purchase price per item in excess of Five Thousand Dollars ($5,000)), purchased by Exelixis with the proceeds of the Advances, having a specific use solely to perform the activities contemplated under the Development Agreement, in all cases however and wherever arising (the “Capital Equipment”); and

3.1.6 Proceeds. All Proceeds and products of the Intellectual Property, the Deposit Account, the Development Candidate Inventory and/or the Capital Equipment.”

The Parties agree that they shall, within ten (10) days of the Letter Effective Date, at Exelixis’ cost and expense, execute and deliver all amendments to the UCC Financing Statements and Patent Office Filings and such other documents necessary or useful to evidence the foregoing or as either Party may reasonably request.

•

The only Development Compounds that were being developed by Exelixis under the PDCA as of the end of the Development Term were the Development Candidates known as XL228, XL281, XL418, XL820 and XL844 (the “Remaining Development Candidates”), and GSK has waived its right to exercise its Development Election for the Remaining Development Candidates during the Pipeline Option Period under Section 4.3.2(b) of the PDCA. Therefore, the Remaining Development Candidates (and their Included Compounds) have reverted to Exelixis, and the Remaining Development Candidates shall no longer be deemed Development Candidates, Included Compounds or Development Compounds. For clarity, the Remaining Development Candidates are not Refused Candidates. Therefore, GSK shall have no further rights or obligations with respect to the Remaining Development Candidates (and their Included Compounds), except as set forth in the LSA and the Amended and Restated PSA, and Exelixis is free to develop or commercialize products incorporating the Remaining Development Candidates, any Included Compound relating to the Remaining Development Candidates, and/or formulations, mixtures or compositions incorporating any of the foregoing, in each case either directly or indirectly (e.g., with a third party collaborator or sublicensee) and without payment of a royalty to GSK.

•

Notwithstanding anything to the contrary in the LSA or the Amended and Restated PSA, as of the Letter Effective Date, the covenants set forth in Articles 9 and 10 of the LSA and Article 3 of the Amended and Restated PSA shall not apply to: XL184 (and its Included Compounds), any Remaining Development Candidates (and their Included Compounds); or any compounds that are specifically claimed in Application No. [ * ]), and Exelixis shall be free to license, sell, conditionally sell, sell on approval, consign, lease, encumber, transfer, remove from its premises:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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XL184 (and its Included Compounds); any Remaining Development Candidates (and their Included Compounds); or any compounds that are specifically claimed in Application No. [ * ], in each case without the prior written consent of GSK. For clarity, any such license, sale, conditional sale, sale on approval, consignment, lease, encumbrance, transfer, or removal of: XL184 (and its Included Compounds); any Remaining Development Candidates (and their Included Compounds); or any compounds that are specifically claimed in Application No. [ * ] shall, in each case, not be a default or breach of any of Exelixis’ conditions, representations, warranties, covenants or agreements set forth in the LSA or the Amended and Restated PSA.

•

In connection with execution of the Amended and Restated PSA and the Termination of Patent Security Interest to be executed by GSK (the “Termination”), Exelixis represents and warrants to GSK that the patents and applications numbers 1-4 listed in Exhibit A to the Termination generically or specifically cover XL184.

Sincerely, /s/ Pamela A. Simonton
Pamela A. Simonton, JD, LLM
EVP and General Counsel
Exelixis, Inc.

ACKNOWLEDGED AND AGREED

SMITHKLINE BEECHAM CORPORATION D/B/A GLAXOSMITHKLINE

By:	/s/ William J. Mosher
Title:	Vice President & Secretary

cc:	Lisa DeMarco, Esq.
Vice President & Associate General Counsel,
Legal Operations, Business Development Transactions

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Schedule 3.1.1

PATENTS

Pending Patent Applications

Country	Serial No./Title	Filing Date
USA	Application No. 60/340,179 HUMAN ADAM-10 INHIBITORS	12/14/2001

USA	Application No. 60/377,933 CHECKPOINT KINASE-1 (CHK1) PROTEIN INHIBITORS AND METHODS	05/03/2002

USA	Application No. 60/425,883 KINASE MODULATORS	11/12/2002

USA	Application No. 60/426,523 KINASE MODULATORS	11/15/2002

PCT	Application No. PCT/US02/39816 HUMAN ADAM-10 INHIBITORS	12/13/2002

USA	Application No. 60/456,565 KINASE MODULATORS AND METHODS OF USE	03/19/2003

USA	Application No. 60/461,446 TIE-2 MODULATORS AND METHODS OF USE	04/09/2003

USA	Application No. 60/461,471 TIE-2 MODULATORS AND METHODS OF USE	04/09/2003

PCT	Application No. PCT/US03/13869 PROTEIN KINASE MODULATORS AND METHODS OF USE	05/02/2003

USA	Application No. 60/489,658 ANAPLASTIC LYMPHOMA KINASE MODULATORS AND METHODS OF USE	07/23/2003

USA	Application No. 60/499,224 C-KIT MODULATORS AND METHODS OF USE	08/29/2003

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5

USA	Application No. 60/514,432 PS70-S6K KINASE MODULATORS AND METHODS OF USE	10/24/2003

USA	Application No. 60/502,552 KIT/FLT-3 MODULATION	09/12/2003

USA	Application No. 60/514,377 TAO KINASE MODULATORS AND METHOD OF USE	10/24/2003

USA	Application No. 60/551,429 P70S6 KINASE MODULATORS AND METHOD OF USE	03/08/2004

USA	Application No. 60/558,800 ANAPLASTIC LYMPHOMA KINASE MODULATORS AND METHODS OF USE	03/31/2004

PCT	Application No. PCT/US04/08579 TIE-2 MODULATORS AND METHODS OF USE	03/19/2004

USA	Application No. 60/564,908 P70S6K KINASE MODULATORS AND METHOD OF USE	04/23/2004

USA	Application No. 60/569,009 RAF MODULATORS AND METHODS OF USE	05/07/2004

PCT	Application No. PCT/US04/10626 TIE-2 MODULATORS AND METHODS OF USE	04/08/2004

PCT	Application No. PCT/US04/10858 TIE-2 MODULATORS AND METHODS OF USE	04/08/2004

USA	Application No. 60/584,977 C-MET MODULATORS AND METHOD OF USE	07/02/2004

PCT	Application No. PCT/US04/23762 ANAPLASTIC LYMPHOMA KINASE MODULATORS AND METHODS OF USE	07/23/2004

PCT	Application No. PCT/US04/28001 C-KIT MODULATORS AND METHODS OF USE	08/27/2004

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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USA	Application No. 60/610,689 PYRAZOLE KINASE MODULATORS AND METHODS OF USE	09/17/2004

PCT	Application No. PCT/US04/035469 TAO KINASE MODULATORS AND METHODS OF USE	10/22/2004

PCT	Application No. PCT/US04/035470 P70S6 KINASE MODULATORS AND METHOD OF USE	10/22/2004

USA	Application No. 60/640,439 KINASE MODULATORS AND METHOD OF USE	12/30/2004

USA	Application No. 60/704,863 KINASE MODULATORS AND METHODS OF USE	08/01/2005

PCT	Application No. PCT/US05/047402 PYRIMIDINE DERIVATIVES AS KINASE MODULATORS AND METHODS OF USE	12/22/2005

USA	Application No. 11/753,462 (Publication No. 20070225307)	05/24/2007
	C-MET MODULATORS AND METHOD OF USE	(Published 09/27/2007)

USA	Application No. 11/753,503 (Publication No. 20070244116)	05/24/2007
	C-MET MODULATORS AND METHOD OF USE	(Published 10/18/2007)

USA	Application No. 60/669,207 C-MET MODULATORS AND METHODS OF USE	04/04/2005

PCT	Application No. PCT/US06/12709 C-MET MODULATORS AND METHODS OF USE	04/06/2006

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Schedule 3.1.3

DEPOSIT ACCOUNT

Bank:	SVB Securities
3003 Tasman Drive
Mail Sort HG250
Santa Clara, California 95054
Attn: Operations Manager
Telephone: 408-654-7256
Facsimile: 408-496-2407

Securities Account Number:	[ * ]

Bank:	Silicon Valley Bank
Deposit Control Department
3003 Tasman Drive
Mail Sort HG225
Santa Clara, California 95054
Telephone: 408-654-5512/408-654-3039/408-654-3099
Facsimile: 408-654-6389

Demand Deposit Account Number:	[ * ]

Wiring Instructions:	Route all domestic wire transfers via FEDWIRE to the following ABA number:

TO:	SIL VLY BK SJ
ROUTING & TRANSIT #:	[ * ]
FOR CREDIT OF:	Exelixis, Inc.
CREDIT ACCOUNT #:	[ * ]
BY ORDER OF:	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exhibit A

AMENDED AND RESTATED

PATENT SECURITY AGREEMENT AND MORTGAGE

THIS AMENDED AND RESTATED PATENT SECURITY AGREEMENT AND MORTGAGE (the “Patent Agreement”) is executed as of the 17th day of February, 2009, by and between Exelixis, Inc., a Delaware corporation (“Exelixis”) and SmithKline Beecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline (“GSK”). Exelixis and GSK are each referred to herein by name or as a “Party” or, collectively, as “Parties”. This Patent Agreement amends and restates in its entirety the Patent Security Agreement and Mortgage dated as of October 28, 2002, and as amended by and between the Parties on January 10, 2005 (such agreement, as amended, the “Original Patent Agreement”).

RECITALS

A.	Contemporaneously with the execution of the Original Patent Agreement, the Parties executed: (i) a Product Development and Commercialization Agreement (the “Development Agreement”); (ii) a Stock Purchase and Stock Issuance Agreement (the “Stock Purchase Agreement”); and (iii) a Loan and Security Agreement (the “Loan Agreement”), as such documents may be amended, modified, supplemented or restated from time to time (collectively, the “Transaction Documents”);

B.	To induce GSK to enter into the Transaction Documents, Exelixis offered to execute and deliver the Original Patent Agreement to GSK, granting and conveying to GSK a security interest, first and only in priority, upon the Collateral (as such term is defined in Article 2 thereof); and

C.	Contemporaneously herewith, the Parties are entering into a Release Letter for XL184 and Remaining Development Candidates (the “Release Letter”), and in connection therewith, the Parties desire to amend and restate the Original Patent Agreement on the terms and conditions hereinafter set forth below, effective as of the Letter Effective Date (as defined in the Release Letter).

NOW, THEREFORE, in consideration of the foregoing, in consideration of the premises set forth in the Loan Agreement and in order to induce GSK to grant the Advances to Exelixis in accordance with the Loan Agreement, Exelixis hereby agrees with GSK for its benefit as follows:

ARTICLE 1

DEFINITIONS

Unless otherwise defined in this Patent Agreement, all capitalized terms shall have the meanings given them in the Transaction Documents. As used in this Patent Agreement, the following terms shall have the following respective meanings:

1.1 “Affiliate” shall mean any Person, whether de jure or de facto, which directly or indirectly through one (1) or more intermediaries controls, is controlled by, or is under common control with, a Party to the Loan Documents. A Person shall be deemed to “control” another Person if it (a) owns, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the Person.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.2 “Capital Equipment” shall have the meaning assigned to such term in Section 2.1.5.

1.3 “Collateral” shall have the meaning assigned to such term in Article 2.

1.4 “Deposit Account” shall have the meaning assigned to such term in Section 2.1.3.

1.5 “Development Agreement” shall have the meaning assigned to such term in the Recitals.

1.6 “Development Candidate” shall mean any Development Candidate (as such term is defined in the Development Agreement) other than any Licensable Compound.

1.7 “Development Candidate Inventory” shall have the meaning assigned to such term in Section 2.1.4.

1.8 “Development Compound” shall mean any Development Compound (as such term is defined in the Development Agreement) other than any Licensable Compound.

1.9 “Environmental Laws” shall mean any federal, state, county, municipal or other laws, ordinances or regulations pertaining to health or the environment.

1.10 “Event of Default” shall mean any of those conditions or events listed in Article 12 of the Loan Agreement or Section 5.1 hereof.

1.11 “Included Compound” shall mean any Included Compound (as such term is defined in the Development Agreement).

1.12 “Intellectual Property” shall have the meaning assigned to such term in Section 2.1.2.

1.13 “Licensable Compound” shall mean: (i) any Independent Candidate (and related Included Compounds); (ii) any Returned Licensed Product (and related Included Compounds); and (iii) any Refused Candidate (and related Included Compounds) but only to the extent that Exelixis may hereafter license, transfer or assign such candidate or product (and/or its related Included Compounds) to a Third Party under the Development Agreement.

1.14 “Loan Agreement” shall have the meaning assigned to such term in the Recitals.

1.15 “Loan Documents” shall mean collectively, the Loan Agreement, the Note, the UCC Financing Statement(s), the Patent Office Filing(s), the Control Agreement and any other agreements, certificates or instruments executed now or hereafter evidencing, describing, certifying or securing the Obligations, as such documents may be amended, modified, supplemented or restated from time to time.

1.16 “Material Adverse Effect” shall mean any material adverse effect (a) upon the validity, or enforceability of the Loan Documents (b) on any of the transactions contemplated by the Loan Documents, (c) on the business, operations, condition (financial or otherwise), performance or properties of Exelixis taken as a whole, or (d) upon the ability of Exelixis to fulfill any Obligations.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.17 “Obligations” shall mean all Advances, Total Advance Amount, liabilities, obligations, covenants and duties arising under the Loan Documents owed by Exelixis to GSK whether direct or indirect, absolute or contingent.

1.18 “Patents” shall have the meaning assigned to such term in Section 2.1.1.

1.19 “Patent Office Filing” shall mean this Patent Agreement and any and all other patent collateral mortgage agreements between GSK and Exelixis and its Affiliates which grant to GSK a security interest, first and only in priority, in the Collateral, as such agreements may be amended, modified, supplemented or restated from time to time.

1.20 “Person” shall mean any individual, corporation, firm, partnership or other entity.

1.21 “Proceeds” shall have the meaning assigned to such term in the UCC.

1.22 “Stock Purchase Agreement” shall have the meaning assigned to such term in the Recitals.

1.23 “Third Party” shall mean any entity other than Exelixis or GSK or an Affiliate of Exelixis or GSK.

1.24 “Transaction Documents” shall have the meaning assigned to such terms in the Recitals.

1.25 “United States” or “U.S” shall mean the United States of America.

1.26 “UCC” shall mean the Uniform Commercial Code as the same may from time to time be in effect in Exelixis’ state of incorporation.

1.27 “UCC Financing Statement(s)” shall mean a record or records composed of an initial financing statement and any filed record relating to the initial financing statement filed in Exelixis’ state of incorporation or elsewhere to perfect GSK’s lien on the Collateral.

Other Definitional Provisions. Where the context herein requires, the singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa. The words “hereof,” “herein” and words of similar import when used in this Patent Agreement shall refer to this Patent Agreement as a whole and not to any particular provision of this Patent Agreement and section, schedule or exhibit references are to this Patent Agreement unless otherwise specified.

ARTICLE 2

GRANT OF SECURITY

2.1 Grant of Security Interest. To secure the payment and performance by Exelixis of the Obligations to GSK, Exelixis and, to the extent applicable, its Affiliates hereby pledge, set over, assign, deliver and grant a first and only priority security interest to GSK in all of Exelixis’ and, to the extent applicable, its Affiliates’ right, title and interest in the following assets, wherever located and whether now existing or hereafter created and whether now owned or hereafter acquired, of every description, tangible and intangible (the “Collateral”):

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.1.1 Development Patents. The patent applications listed in Schedule 2.1.1, including, without limitation, all Proceeds thereof (such as, by way of example, license royalties and Proceeds of infringement suits), the right to sue for past, present and future infringements thereof, all rights corresponding thereto throughout the world and all reissues, divisionals, continuations, renewals, extensions and continuations in part thereof, all patents resulting from the patent applications listed in Schedule 2.1.1, and all other patent applications and patents, however and whenever arising, to the extent such patent applications and patents are directly related to the composition of matter or method of use of the (a) compounds specifically claimed in such patent applications or patents, including the Development Candidates known as XL228, XL281, XL418, XL820, XL844, and XL880, and their Included Compounds; and (b) formulations, mixtures polymorphic forms, solvates, or compositions incorporating the foregoing compounds described in clause (a) above being developed by or for Exelixis pursuant to the Development Agreement (collectively and individually deemed general intangibles of Exelixis and referred to as the “Patents”);

2.1.2 Other Intellectual Property. All other intellectual property including, but not limited to, know-how, licenses, copyrights and trade secrets that arise out of the Development Program that is solely related to the composition of matter or method of use of the (a) compounds specifically claimed in the Patents listed in Schedule 2.1.1, including the Development Candidates known as XL228, XL281, XL418, XL820, XL844, and XL880, and their Included Compounds; and (b) formulations, mixtures or compositions incorporating the foregoing compounds described in clause (a) above being developed by or for Exelixis pursuant to the Development Agreement (collectively and individually deemed general intangibles of Exelixis and with the Patents referred to as the “Intellectual Property”);

2.1.3 Deposit Account. That certain deposit account with a mutually agreed upon bank or financial institution, initially SVB Securities, more particularly described in the Loan Agreement (the “Deposit Account”) maintained by Exelixis into which the proceeds of the Advances shall be deposited and, subject to Section 9.5 of the Loan Agreement, maintained, with all dividends and distributions, whether payable in cash, securities or other property accruing on the balance therein;

2.1.4 Development Candidate Inventory. All compounds constituting materials, bulk drug supplies, clinical supplies, and formulations of the compounds specifically claimed in the Patents listed in Schedule 2.1.1, including the Development Candidates known as XL228, XL281, XL418, XL820, XL844, and XL880, and any derivative materials produced therefrom of Exelixis (collectively and individually deemed inventory of Exelixis and referred to as the “Development Candidate Inventory”);

2.1.5 Capital Equipment. All capital equipment (currently defined as equipment with a purchase price per item in excess of Five Thousand Dollars ($5,000)), purchased by Exelixis with the proceeds of the Advances, having a specific use solely to perform the activities contemplated under the Development Agreement (the “Capital Equipment”); and

2.1.6 Proceeds. All Proceeds of the Intellectual Property, the Deposit Account, the Development Candidate Inventory and/or the Capital Equipment.

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS OF EXELIXIS

Exelixis hereby represents, warrants, covenants and agrees as follows:

3.1 Title to the Collateral. To its knowledge, Exelixis has good and marketable title and rights to the Intellectual Property, except for the security interest granted to GSK by Exelixis pursuant to the

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Loan Documents. Exelixis has good and marketable title and rights to the Development Candidate Inventory, Capital Equipment and Deposit Account except for the security interest granted to GSK by Exelixis pursuant to the Loan Documents. Exelixis has the right and corporate power to grant the security interests in and to the Collateral provided by or referred to in the Loan Documents. Except as provided in the Loan Agreement and herein, none of the Collateral is or is about to become subject to any other assignment, mortgage, pledge, lien, security interest, lease or encumbrance by virtue of the execution or performance of the Loan Documents. No lien or claim has been attached to or made against the Collateral for: (a) tax liabilities which have been assessed against Exelixis which remain unpaid; or (b) damages or cleanup and removal costs, as those terms are defined by any Environmental Laws arising from an intentional or unintentional act or omission of Exelixis or any previous owner or operator of its real or personal property resulting in the releasing, spilling, pumping, pouring, emitting, emptying, discharging or dumping of hazardous substances, hazardous wastes, pollutants or other related substances as those terms are defined by any Environmental Laws which would create a Material Adverse Effect.

3.2 Infringement of the Collateral. To the best of the knowledge of Exelixis and its majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH), respectively, Exelixis and such majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH): (i) own, or have obtained licenses or rights to use, all of the Collateral necessary to carry out Exelixis’ and its majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH) respective businesses as currently conducted or as Exelixis contemplates conducting its business from time to time in the future and as contemplated by the Transaction Documents; (ii) are not aware of any notice asserting any ownership rights to the Collateral; (iii) are not aware of sales of any products that would constitute an infringement by Third Parties of the Collateral; (iv) are aware of no pending or threatened action, suit, proceeding or claim by a Third Party challenging the ownership rights in, validity or scope of, the Collateral; and (v) are not aware of any pending or threatened action, suit, proceeding or claim by a Third Party asserting that and its majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH) infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of any Third Party as would reasonably be expected to result in a Material Adverse Effect.

3.3 Further Assurances. In addition to the obligations and documents which the Loan Documents expressly require Exelixis and, to the extent applicable, its Affiliates to execute, acknowledge, deliver and perform, Exelixis shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to GSK all documents, and take all actions, that may be reasonably requested by GSK from time to time to confirm the rights created or now or hereafter intended to be created under the Loan Documents or otherwise to carry out the purposes of the Loan Documents and the transactions contemplated hereunder and thereunder. Exelixis hereby agrees to execute, file and/or deliver (or cause its Affiliates, as applicable, to execute, file and/or deliver) to GSK the Patent Office Filings and such other security agreements as GSK shall deem necessary or appropriate from time to time. The security interest pledged, set over, assigned and granted by Exelixis and, to the extent applicable, its Affiliates to GSK shall be a first and only priority security interest pursuant to applicable law, and Exelixis shall take all such action (or cause its Affiliates to take all such action) to create and perfect for the benefit of GSK a first priority security interest in the Collateral; and in the case of Capital Equipment being purchased, a purchase-money security interest pursuant to Section 9.15 of the Loan Agreement.

3.4 Fees and Expenses in Protecting Rights. If in the Event of Default, GSK employs counsel or any other professionals or consultants for advice or other representation: (a) with respect to the Collateral, the Obligations of Exelixis to GSK or the Loan Documents; (b) to represent GSK in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by GSK, Exelixis or any other Third Party) in any way or respect relating to the Collateral, the Obligations of the Exelixis to GSK, or the Loan Documents; (c) to protect, collect, sell, liquidate or otherwise dispose of the

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Collateral; (d) to attempt to or to enforce GSK’s liens and security interests in the Collateral; and/or (e) in otherwise protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in the Loan Documents, or performance pursuant to the Loan Documents; then, the reasonable attorneys’ fees, costs and expenses arising from such services, and all other expenses, costs, charges and other fees of GSK in any way or respect arising in connection with or relating to any of the events described in this Section 3.4 shall be added to the amount of the Obligations of Exelixis to GSK, and shall be payable on demand. Any amounts due hereunder not paid on demand shall bear interest from the date of demand at the Default Rate of Interest. Any of the amounts payable hereunder by Exelixis may be paid by GSK, and if and when so paid, shall be deemed to be a General Advance.

3.5 Pledge of Additional Collateral. Pursuant to Section 8 of the Development Agreement, in the event Exelixis, either itself or through any Affiliate shall:

3.5.1 file or record an application for the registration of any Patent with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof; or

3.5.2 file or record any assignment of any Patent which Exelixis may acquire, own or license from a Third Party, with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof;

Exelixis shall promptly, but in no event more than fifteen (15) days subsequent to such filing, notify GSK thereof, and, upon request of GSK shall promptly, but in no event more than twenty (20) days subsequent to such notice, execute and deliver any and all assignments, agreements, instruments, documents and papers as GSK may reasonably request to evidence GSK’s interest in such Collateral, and the general intangibles of Exelixis relating thereto or represented thereby. Exelixis hereby grants GSK a power of attorney, irrevocable until the Obligations of Exelixis to GSK are fully paid and satisfied, to modify this Patent Agreement by amending Schedule 2.1.1 to include any future Collateral, including, without limitation, registrations or applications appurtenant thereto, covered by this Patent Agreement.

3.6 Impairment of Title to Collateral. Neither Exelixis nor its Affiliates shall sell, conditionally sell, sell on approval, consign, lease, encumber, transfer, remove from its premises any Collateral without the prior written consent of GSK.

3.7 Preservation of Title to Collateral. Exelixis agrees to immediately notify GSK of any material loss or damage to, or any occurrence which would materially and adversely affect the security interest of GSK in and to the Collateral. The Collateral shall be free and clear of all assignments, mortgages, pledges, liens, security interests, leases, or encumbrances, except as otherwise provided in the Loan Documents. Exelixis shall continue to maintain good and marketable title to the Collateral, except as otherwise provided in the Loan Documents, at the sole expense of Exelixis.

ARTICLE 4

GSK’S APPOINTMENT AS ATTORNEY-IN-FACT

4.1 Appointment of GSK as Attorney-In-Fact. GSK is hereby irrevocably appointed and authenticated by Exelixis as its lawful attorney and agent in fact to file, authenticate or execute financing statements and other documents and agreements as GSK may deem necessary for the purpose of perfecting any security interests, or liens under any applicable law. All acts by GSK or its designee are hereby ratified and approved, and neither GSK, nor its designee, shall be liable for any acts of omission or commission, or for any error of judgment or mistake unless the result of gross negligence of willful misconduct. The powers of attorney granted to GSK in this Patent Agreement are coupled with an interest and are irrevocable during the Term.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 5

EVENTS OF DEFAULT

5.1 Events of Default enumerated in Article 12 of the Loan Agreement shall constitute Events of Default under this Patent Agreement.

ARTICLE 6

REMEDIES

6.1 Upon the occurrence of an Event of Default, in addition to all other rights and remedies of GSK, whether under law, in equity or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently) GSK shall have all of the rights and remedies set forth in Article 13 of the Loan Agreement.

6.2 Notwithstanding anything contained in this Patent Agreement to the contrary, GSK shall not foreclose upon, dispose of or be deemed the owner of any Collateral unless and until GSK has provided Exelixis with advance written notice of its intent to foreclose upon, dispose of or take an ownership interest in any Collateral. Any writing given by GSK to Exelixis under this Article 6 must make explicit reference to this Patent Agreement and of GSK’s intent to exercise its rights and remedies hereunder.

ARTICLE 7

EXECUTION OF SPECIAL POWER OF ATTORNEY

Concurrently with the execution and delivery of this Patent Agreement, Exelixis is executing and delivering to GSK a certain Special Power of Attorney, substantially in the form attached hereto and made a part hereof as Exhibit A (such authority becoming effective on the occurrence of an Event of Default pursuant to Article 12 of the Loan Agreement; provided, however, if there is an Event of Default alleged pursuant to Sections 12.1.2, 12.1.4(b) or 12.1.4(c) of the Loan Agreement, a dispute resolution process in accordance with Section 16.2 of the Loan Agreement shall be undertaken to determine the existence of such alleged Event of Default pursuant to such sections, and if such dispute resolution process conclusively determines the existence of an Event of Default by Exelixis under such sections, then such authority shall become effective only upon such resolution) for the implementation of the sale, assignment, licensing or other disposition of the Collateral pursuant to this Patent Agreement. Exelixis agrees to pay when due all reasonable costs and expenses incurred in any such transfer of the Collateral, including any taxes, fees and reasonable attorneys’ fees, and all such costs shall be added to the Obligations of Exelixis to GSK. GSK may apply the Proceeds actually received from any such license, assignment, sale or other disposition to the payment of the Obligations of Exelixis to GSK as provided for in the Loan Agreement. Exelixis shall remain liable for any deficiency with respect to the Obligations of Exelixis to GSK, which shall bear interest and be payable at the Default Rate of Interest under the Loan Agreement. The rights of Exelixis to receive any surplus shall be subject to any duty of GSK imposed by law to the holder of any subordinate security interest in the Collateral known to GSK. Nothing contained herein shall be construed as requiring GSK to take any such action at any time.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 8

MISCELLANEOUS

8.1 Amendments and Modification. No provision hereof shall be modified, altered, waived or limited except by a written instrument expressly referring to this Patent Agreement and executed by the Party to be charged.

8.2 Parties in Interest. All of the terms of this Patent Agreement shall be binding upon, inure to the benefit of, and be enforceable by all Parties hereto and their respective permitted successors and assigns.

8.3 Governing Law. This Patent Agreement shall be construed in accordance with and governed by the laws of the State of New York, unless such dispute is governed under the laws of the UCC in which case the UCC shall apply, without giving effect to the conflict of law principles thereof.

8.4 Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and shall be sent and deemed to have been received as set forth in Section 16.5 of the Loan Agreement.

8.5 Counterparts. This Patent Agreement may be executed in counterparts each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Loan Agreement from separate computers or printers. Facsimile signatures shall be treated as original signatures.

8.6 Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Patent Agreement for any other purpose.

8.7 Acknowledgment of Receipt. Exelixis acknowledges receipt of a copy of this Patent Agreement.

8.8 No Waiver. No course of dealing between Exelixis and GSK, and no delay or omission of GSK in exercising or enforcing any of GSK’s rights and remedies hereunder shall constitute a waiver thereof; and no waiver by GSK of any Event of Default shall operate as a waiver of any other Event of Default.

8.9 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

8.10 Interest Granted to GSK. Notwithstanding any provision of this Patent Agreement to the contrary, the interest granted to GSK under this Patent Agreement is intended to be a pledge and a security interest only, and the execution of this Patent Agreement is not intended to create an assignment or a transfer of title or any other property rights to the Patents.

8.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PATENT AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PATENT AGREEMENT AND ANY RELATED INSTRUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.11.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Patent Agreement to be duty executed as of the day and year first above written.

WITNESS:

SMITHKLINE BEECHAM CORPORATION D/B/A
GLAXOSMITHKLINE

	By:	/s/ William J. Mosher
	Name:	William J. Mosher
	Title:	Vice President & Secretary

WITNESS:	EXELIXIS, INC.

	By:	/s/ Pamela A. Simonton
	Name:	Pamela A. Simonton
	Title:	EVP & General Counsel

EXELIXIS CORPORATE ACKNOWLEDGMENT

STATE OF California	)
:ss.
COUNTY OF San Mateo	)

I certify that on February 17, 2009, that this person:

(a) signed and delivered this document in their authorized capacity as an officer of Exelixis, Inc., the corporation named in this document; and

(b) proved to me, on the basis of satisfactory evidence, to be the person who appeared before me.

I certify under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

Witness my hand and official seal.

Signature:	/s/ Perla C. Mijares

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2.1.1 of the Patent Agreement

Pending Patent Applications

Country	Serial No./Title	Filing Date
USA	Application No. 60/340,179 HUMAN ADAM-10 INHIBITORS	12/14/2001

USA	Application No. 60/377,933 CHECKPOINT KINASE-1 (CHK1) PROTEIN INHIBITORS AND METHODS	05/03/2002

USA	Application No. 60/425,883 KINASE MODULATORS	11/12/2002

USA	Application No. 60/426,523 KINASE MODULATORS	11/15/2002

PCT	Application No. PCT/US02/39816 HUMAN ADAM-10 INHIBITORS	12/13/2002

USA	Application No. 60/456,565 KINASE MODULATORS AND METHODS OF USE	03/19/2003

USA	Application No. 60/461,446 TIE-2 MODULATORS AND METHODS OF USE	04/09/2003

USA	Application No. 60/461,471 TIE-2 MODULATORS AND METHODS OF USE	04/09/2003

PCT	Application No. PCT/US03/13869 PROTEIN KINASE MODULATORS AND METHODS OF USE	05/02/2003

USA	Application No. 60/489,658 ANAPLASTIC LYMPHOMA KINASE MODULATORS AND METHODS OF USE	07/23/2003

USA	Application No. 60/499,224 C-KIT MODULATORS AND METHODS OF USE	08/29/2003

USA	Application No. 60/514,432 PS70-S6K KINASE MODULATORS AND METHODS OF USE	10/24/2003

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

USA	Application No. 60/502,552 KIT/FLT-3 MODULATION	09/12/2003

USA	Application No. 60/514,377 TAO KINASE MODULATORS AND METHOD OF USE	10/24/2003

USA	Application No. 60/551,429 P70S6 KINASE MODULATORS AND METHOD OF USE	03/08/2004

USA	Application No. 60/558,800 ANAPLASTIC LYMPHOMA KINASE MODULATORS AND METHODS OF USE	03/31/2004

PCT	Application No. PCT/US04/08579 TIE-2 MODULATORS AND METHODS OF USE	03/19/2004

USA	Application No. 60/564,908 P70S6K KINASE MODULATORS AND METHOD OF USE	04/23/2004

USA	Application No. 60/569,009 RAF MODULATORS AND METHODS OF USE	05/07/2004

PCT	Application No. PCT/US04/10626 TIE-2 MODULATORS AND METHODS OF USE	04/08/2004

PCT	Application No. PCT/US04/10858 TIE-2 MODULATORS AND METHODS OF USE	04/08/2004

USA	Application No. 60/584,977 C-MET MODULATORS AND METHOD OF USE	07/02/2004

PCT	Application No. PCT/US04/23762 ANAPLASTIC LYMPHOMA KINASE MODULATORS AND METHODS OF USE	07/23/2004

PCT	Application No. PCT/US04/28001 C-KIT MODULATORS AND METHODS OF USE	08/27/2004

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

USA	Application No. 60/610,689 PYRAZOLE KINASE MODULATORS AND METHODS OF USE	09/17/2004

PCT	Application No. PCT/US04/035469 TAO KINASE MODULATORS AND METHODS OF USE	10/22/2004

PCT	Application No. PCT/US04/035470 P70S6 KINASE MODULATORS AND METHOD OF USE	10/22/2004

USA	Application No. 60/640,439 KINASE MODULATORS AND METHOD OF USE	12/30/2004

USA	Application No. 60/704,863 KINASE MODULATORS AND METHODS OF USE	08/01/2005

PCT	Application No. PCT/US05/047402 PYRIMIDINE DERIVATIVES AS KINASE MODULATORS AND METHODS OF USE	12/22/2005

USA	Application No. 11/753,462 (Publication No. 20070225307)	05/24/2007
	C-MET MODULATORS AND METHOD OF USE	(Published 09/27/2007)

USA	Application No. 11/753,503 (Publication No. 20070244116)	05/24/2007
	C-MET MODULATORS AND METHOD OF USE	(Published 10/18/2007)

USA	Application No. 60/669,207 C-MET MODULATORS AND METHODS OF USE	04/04/2005

PCT	Application No. PCT/US06/12709 C-MET MODULATORS AND METHODS OF USE	04/06/2006

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A of the Patent Agreement

FORM OF SPECIAL POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that as of this     day of             , 2009, Exelixis, Inc., a Delaware corporation, with its principal place of business located at 170 Harbor Way, P.O. Box 511, South San Francisco, CA 94083 (“Exelixis”), pursuant to a certain Amended and Restated Patent Security Agreement and Mortgage of even date herewith (the “Patent Agreement”) by Exelixis in favor of SmithKline Beecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline, with an office located at 709 Swedeland Road, King of Prussia, PA 19406 (“GSK”), hereby appoints and constitutes GSK as its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Exelixis, in accordance with, and subject to, the terms and provisions of the Patent Agreement:

1. Assigning, selling or otherwise disposing or all right, title and interest of Exelixis in and to the Patents, as such term is defined in the Patent Agreement, listed on Schedule 2.1.1 annexed to the Patent Agreement, and any Patents which may be added to Schedule 2.1.1 annexed to the Patent Agreement subsequent to the date of this Special Power of Attorney, and all registrations and recordings of any of the foregoing, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and to execute and deliver any and all other agreements, documents, instruments or assignment or other papers necessary or advisable to effect such purpose, in each case, in accordance with the terms and provisions of the Patent Agreement; and

2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above or any other remedies that GSK may have under the Loan Documents as GSK may in its sole discretion determine.

This Special Power of Attorney is made pursuant to the Patent Agreement and may not be revoked until the Obligations, as such term is defined in the Patent Agreement, of Exelixis to GSK are fully paid and satisfied.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, Exelixis has caused this Special Power of Attorney to be duly executed as of the day and year first above written.

WITNESS:	EXELIXIS, INC.

By:
Name:
Title :

EXELIXIS CORPORATE ACKNOWLEDGMENT

STATE OF	)
:ss.
COUNTY OF	)

I certify that on             , 2009, that this person:

(a) signed and delivered this document in their authorized capacity as an officer of Exelixis, Inc., the corporation named in this document; and

(b) proved to me, on the basis of satisfactory evidence, to be the person who appeared before me.

I certify under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

Witness my hand and official seal.

Signature:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.